UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2006

________________

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

_______________

Delaware	0-22140	42-1406262
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

Fifth at Erie, Storm Lake, IA 50588
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
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TABLE OF CONTENTS

Section 2 - Financial Information.

Item 2.02 Results of Operations and Financial Condition.

Section 9 - Financial Statements and Exhibits.

Item 9.01 - Financial Statements and Exhibits.

Signatures

Exhibit index.

Exhibit 99.1

Section 2 - Financial Information.

Item 2.02. Results of Operations and Financial Condition.

On January 25, 2006, the Registrant issued a news release announcing earnings for the quarter ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filling.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is being furnished herewith:

99.1 Press Release of Meta Financial Group, Inc., dated January 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ Jonathan M. Gaiser
Jonathan M. Gaiser
Senior Vice President, Secretary, Treasurer and Chief Financial Officer

Dated: January 25, 2006

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release of Meta Financial Group, Inc., dated January 25, 2006.